EXHIBIT 10-3                                            EXHIBIT B
                                                        TO MASTER
                                                        AGREEMENT



                AGREEMENT FOR PURCHASE OF EQUIPMENT


          THIS  AGREEMENT  (the  "Agreement"),  dated as of the 29th day of

August,  1996, by and between ARTISTIC GREETINGS INCORPORATED,  a  Delaware corporation  (the  "Seller"),  and  JOHN  H.  HARLAND  COMPANY,  a  Georgia

corporation (the "Buyer").


                       W I T N E S S E T H:


          WHEREAS, Seller and Buyer are parties to a Master Agreement dated as  of  the  date hereof (the "Master Agreement"), pursuant to which, among other things,  Buyer  will  supply Seller's future fulfillment requirements for certain check products;


          WHEREAS, in connection  with the Master Agreement, Seller desires to sell and Buyer desires to buy all  of Seller's right, title and interest in the machinery and equipment further described herein; and


          WHEREAS, the parties are desirous  of  setting  forth  herein the terms  and  conditions  pursuant  to  which the sale and purchase shall  be consummated.


          NOW, THEREFORE, in consideration  of  the  premises  and  of  the mutual  covenants  and  conditions  herein  contained,  the parties hereto,

intending to be legally bound hereby, agree as follows:


1.   PURCHASE AND SALE OF MACHINERY AND EQUIPMENT.


          Subject  to  the  terms and conditions of this Agreement,  Seller shall sell, convey, transfer  and assign to Buyer, and Buyer shall purchase and acquire from Seller on the  Closing  Date  (as  defined  in  the Master

Agreement), all of Seller's right, title and interest in and to all  of the machinery  and  equipment  set  forth  on  Schedule A hereto, including all additions, accessions and associated parts and tools (all of the foregoing,

as so set forth on Schedule A, are hereinafter  collectively referred to as the "Purchased Assets").  In addition, subject to  the terms and conditions of this Agreement, Seller shall transfer to Buyer all  books  and  records,

correspondence, files and other materials (or copies thereof) which  relate to  the  Purchased  Assets  which  are  under  the possession or control of

Seller.


          Seller shall remain in possession of the  Purchased  Assets after the  Closing  Date and shall have the right to use the Purchased Assets  in its business for  a period of time to be  mutually agreed between Buyer and

Seller.  During such  period of time, Seller shall have responsibility for,

and risk of loss with respect to, the Purchased Assets.


2.   PURCHASE PRICE.


          In consideration of the sale, conveyance, transfer and assignment of the Purchased Assets  by  Seller to Buyer, Buyer agrees to pay to Seller on  the Closing Date, by wire transfer  or  certified  check,  the  sum  of

$3,487,187.72 (the "Closing Payment").


3.   NO ASSUMPTION OF LIABILITIES.


          (a)  Buyer  shall  acquire the Purchased Assets free and clear of all  liens,  security interests,  charges,  encumbrances,  obligations  and liabilities.  By acquisition of the Purchased Assets, Buyer is not assuming any debt, liability  or  obligation  of  Seller,  whether known or unknown,

fixed or contingent.


          (b)  No  provision of this Agreement shall  be  construed  as  an implied assumption by  the  Buyer  of  any debt, liability or obligation of

Seller.


          (c)  Without prejudice to any  of  this paragraph 3, Seller shall indemnify  Buyer  against  any liability to any third  party  arising  from

Seller's use, operation or ownership  of  the Purchased Assets prior to the delivery of the Purchased Assets to Buyer following the period during which

Seller is using the Purchased Assets subsequent  to  the  Closing  Date  as discussed in Section 1.


4.   REPRESENTATIONS AND WARRANTIES OF SELLER.


          (a)  Seller  represents  and  warrants that it owns the Purchased

Assets free and clear of all liabilities,  mortgages,  security  interests,

leases,  claims,  liens,  pledges,  encumbrances, restrictions, charges  or imperfections of title whatsoever as  of the Closing Date and as of the end of the period of use subsequent to the  Closing Date referred to in Section

1, so that Buyer shall, after consummation of the transactions contemplated hereunder and delivery of possession in accordance  with  the terms hereof,

be  free  to  utilize,  sell  or otherwise dispose of all of the  Purchased

Assets in whatever manner and at whatever locations Buyer may desire.


          (b)  NOTWITHSTANDING  ANYTHING  CONTAINED  IN THIS SECTION OR ANY

OTHER  SECTION  OF  THIS  AGREEMENT  OR  ANY OTHER AGREEMENT,  DOCUMENT  OR

INSTRUMENT CONTEMPLATED HEREBY, IT IS  THE  EXPLICIT  INTENT  OF EACH PARTY

HERETO   THAT   SELLER  IS  MAKING  NO  OTHER  REPRESENTATION  OR  WARRANTY

WHATSOEVER, EXPRESS  OR  IMPLIED,  BEYOND  THOSE EXPRESSLY MADE IN SECTIONS

4(a)  AND  4(c), INCLUDING, WITHOUT LIMITATION,  ANY  IMPLIED  WARRANTY  OR

REPRESENTATION  AS  TO THE CONDITION, MERCHANTABILITY OR SUITABILITY OF THE

PURCHASED ASSETS AND THE PURCHASED ASSETS ARE SOLD BY SELLER TO BUYER ON AN

"AS IS, WHERE IS" BASIS.


          (c)  The information in this Agreement and the Schedule hereto is true and correct as of the date hereof.


5.   REMOVAL OF THE PURCHASED ASSETS.


          Buyer  shall  remove  the  Purchased  Assets  from  the  Seller's premises at its own  cost,  risk  and expense no later than forty-five (45)

days following the date Seller ceases  using  the  same  in  its  business.

During such period Buyer, alone or together with third parties, shall  have the  right  to  inspect  the  Purchased Assets on Seller's premises for the purpose  of selling or otherwise  disposing  of  the  Purchased  Assets  at reasonable  times  such as not to interfere with Seller's business and upon

reasonable notice.   Seller  shall  use  its best efforts to cooperate with

Buyer in such removal; provided, however,  that Seller shall not in any way be  liable for any losses incurred by Buyer and/or  any  of  its  officers,

directors,  employees and agents in connection with such removal other than losses arising from Seller's negligence or willful misconduct.  Buyer shall indemnify and  hold  harmless  Seller  and each of its officers, directors,

employees or agents from and against any  and  all losses arising out of or in connection with any damage to the facilities  or  businesses  of  Seller resulting  from  the  removal  of  the  Purchased  Assets other than losses arising from Seller's negligence or willful misconduct.


6.   SALES AND USE TAXES.


          Buyer shall be liable for, and shall hold  Seller  harmless  from and  against,  all  Taxes  and Tax Losses, if any, that may be payable as a result of the sale of the Purchased Assets contemplated hereby.  As used in this Section 6, the term "Taxes"  includes only taxes payable under the New

York Sales and Use tax and any other  applicable  sales  or use tax and the term  "Tax  Losses"  includes  only penalties, fines, interest,  settlement costs and costs and expenses (including reasonable legal expenses) directly

related to the payment of any Taxes.   The  term "Taxes" expressly does not

include  any federal, state or local income tax  that  may  be  payable  by

Seller as  a result of the sale of the Purchased Assets contemplated hereby nor does the  term  "Tax  Losses"  include any penalties, fines,  interest,

settlement  costs  and  costs  and  expenses  (including  reasonable  legal expenses) directly related to the payment  of  any  such  federal, state or local income tax.


          Buyer  shall have the right, at its own expense, to  control  any audit or examination  and  to  contest,  resolve  and  defend  against  any

assessment,   notice   of   deficiency  or  other  adjustment  or  proposed

adjustment,  in  each  case  relating  to  any  Taxes  (collectively,  "Tax

Proceedings").  Seller shall notify Buyer in writing of the commencement of any  Tax  Proceeding  and Buyer shall  notify  Seller  in  writing  of  its

assumption of control of  any  Tax  Proceeding.   Seller  may,  at  its own

expense, participate in any Tax Proceedings; provided, however, that in the event  that  Buyer  does  not  assume control of any Tax Proceeding, Seller shall assume such control at Buyer's sole expense as aforesaid.


7.   CONDITIONS PRECEDENT TO THE OBLIGATIONS OF BUYER.


          The  obligation of Buyer  to  acquire  the  Purchased  Assets  as provided hereunder  is  subject  to  the  satisfaction,  on or prior to the

Closing Date, of each of the following conditions:


          (a)  All corporate and other actions necessary to  authorize  and effectuate the consummation of the transactions contemplated hereby by

     Seller shall have been duly taken prior to the Closing Date.


          (b)  The  representations  and  warranties of Seller set forth in this Agreement shall be true and correct  in  all material respects on and as of the Closing Date with the same effect  as  though  all  such representations and warranties had been made on and as of such date.


          (c)  Seller  shall have performed all acts necessary to evidence,

     to Buyer's reasonable  satisfaction, that Seller can transfer title to the Purchased Assets to  Buyer free and clear of all liens, claims and encumbrances.


          (d)  Seller shall tender  to  Buyer evidence of transfer of title to the Purchased Assets to Buyer in  a  form  reasonably acceptable to

     Buyer.


8.   CONDITIONS PRECEDENT TO THE OBLIGATIONS OF SELLER.


          The  obligation  of  Seller  to  sell or otherwise  transfer  the benefits of the Purchased Assets hereunder is  subject to the satisfaction,

on or prior to the Closing Date, of the following condition:


          (a)  Buyer shall tender to Seller the Closing Payment by means of a wire transfer of immediately available funds or certified check.


9.   FURTHER ASSURANCES.


          Buyer and Seller each agree to execute and deliver all such other documents  and take all such other action as either  party  may  reasonably request from  time to time, before or after the delivery by Seller to Buyer of the Purchased  Assets  and  without payment of further consideration, in

order to effectuate the transactions  provided  for  herein.   The  parties

shall cooperate fully with each other and with their respective counsel and accountants  in  connection with any steps required to be taken as part  of their respective obligations under this Agreement.


10.  ENTIRE AGREEMENT.


          This Agreement,  the  Master Agreement, the Fulfillment Agreement

and the Confidentiality Agreement  (as such terms are defined in the Master

Agreement) contain the entire agreement  between  the  parties  hereto, and

there   are   no  other  terms,  obligations,  covenants,  representations,

statements  or  conditions,  oral  or  written,  of  any  kind  whatsoever,

concerning  the sale  and  purchase  of the Purchased Assets, which are not included herein or therein.  This Agreement  may  only be altered, modified

or  changed  by  a  writing executed by the parties hereto.   The  schedule

attached hereto is hereby  incorporated  by reference into, and made a part of, this Agreement.


11.  SEVERABILITY.


          Any provision of this Agreement  which  may  prove  unenforceable under any law shall not affect the validity of any other provisions hereof.


12.  NATURE OF AGREEMENT; ASSIGNABILITY.


          This Agreement shall be binding upon and inure to the  benefit of the parties hereto and their respective successors and assigns.


13.  GOVERNING LAW.


          This  Agreement  shall be governed by and construed in accordance with the laws of the State of  New  York without regard to the conflicts of law principles thereof.


14.  COUNTERPARTS.


          This Agreement may be executed  in  two or more counterparts each of  which  shall  be deemed as original, but all of  which  together  shall constitute one and the same instrument.


          IN WITNESS WHEREOF, and intending to be legally bound hereby, the parties have caused  this Agreement to be duly executed on the day and year first above written.





                              ARTISTIC GREETINGS INCORPORATED


                              By: /S/ THOMAS C. WYCKOFF
                                   Name:  Thomas C. Wyckoff
                                   Title: Senior Vice President


                              JOHN H. HARLAND COMPANY


                              By: /S/ JOHN C. WALTERS
                                   Name:  John C. Walters
                                   Title: Senior Vice President

Schedule A

                         PURCHASED ASSETS

[Note: The Registrant agrees to furnish supplementally to the Commission a copy of any omitted schedules or exhibits to this Agreement upon request.]